ANNUAL REPORT








================================================================================


                             Morgan FunShares, Inc.

================================================================================





















                                December 31, 2000

Dear Shareholder:

As you probably remember, Morgan Fun Shares was started out as Sin Shares. I was sitting in a meeting with Sir John Templeton, an old friend, and said, "John, I am in your business now - mutual funds. I have just started a fund."

"What do you call it?"

"Sin Shares."

"But you don't know what sin is."

"Yes, I do.  It's what your mother told you not to do."

"No, no.  The seven deadly sins are greed, apathy, pride, gluttony, etc."

"Oh, oh, I forgot."

Since Sin Shares was not registered with the S.E.C., I went home and changed the name to Fun Shares. With that start, we found that sin was not the key, but trade names and long time consumer oriented products. However, we did not switch away completely from tobacco because it was low. Our new purchases were in more benign products.

If any current shareholders would like to correspond with us, please write to me. I would enjoy hearing from you.

Best regards,

/s/ Burton D. Morgan

Burton D. Morgan

================================================================================
MORGAN FUNSHARES
================================================================================
                                                         Schedule of Investments
                                                               December 31, 2000
--------------------------------------------------------------------------------
Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------
 Beverage Alcoholic
      12,000  Anheuser Busch                           546,000            5.68%
                                                  ------------
 Beverage Non-Alcoholic
       8,000  Coca Cola                                487,500
      10,000  PepsiCo                                  495,625
                                                  ------------
                                                       983,125           10.22%
 Consumer Products -Retail
       4,000  Eastman Kodak                            157,500            1.64%
                                                  ------------

 Consumer Products -Paper
       8,000  Kimberly Clark Corp.                     565,520            5.88%
                                                  ------------

 Consumer Products -Food
       6,400  McDonalds Corp.                          217,600
       1,000  Tricon Global Restaurants*                33,000
       5,000  Wrigley Jr. Co.                          479,063
                                                  ------------
                                                       729,663            7.58%
 Drugs & Toiletries
      10,000  Carter Wallace                           333,750            3.47%
                                                  ------------

 Electronic Semiconductor
       4,500  Intel Corp.                              135,281            1.41%
                                                  ------------

 Entertainment
       5,000  Harrah's Entertainment*                  131,875
      20,000  Time Warner Inc.                       1,044,800
       8,000  Vivendi Universal (a)                    522,500
       9,000  Walt Disney Co.                          260,437
                                                  ------------
                                                     1,959,612           20.38%
 Gaming
      11,000  Mandalay Resort Group*                   241,313
      10,000  International Game Technology*           480,000
                                                  ------------
                                                       721,313            7.50%

 Healthcare Products
      12,000  Bristol Myers Squibb Co.                 887,250
       8,000  Gillette Co,                             289,000
      12,000  Johnson & Johnson                      1,260,750
                                                  ------------
                                                     2,437,000           25.34%
 Tobacco
       3,000  Gallaher Group PLC (a)                    73,875
      15,000  Phillip Morris Companies Inc.            660,000
       2,000  RJ Reynolds Tobacco                       97,500
                                                  ------------
                                                       831,375            8.64%

 Total Common Stocks (Cost $ 3,597,610)              9,400,139           97.74%
                                                  ------------

 Cash and Equivalents
     220,763  Firstar Treasury Fund  5.67%
                 (Cost $220,763)                       220,763            2.29%
                                                  ------------

              Total Investments (Cost $3,818,373)    9,620,902          100.03%

              Other Assets Less Liabilities             (3,202)          -0.03%
                                                  ------------
              Net Assets                          $  9,617,700          100.00%
                                                  ============

(a) American Depository Receipts
* Non-Income producing securities

    The accompanying notes are an integral part of the financial statements

================================================================================
MORGAN FUNSHARES
================================================================================
Statement of Assets and Liabilities
  December 31, 2000
================================================================================

Assets:
  Investment Securities at Market Value                             $ 9,620,902
     (Identified Cost $3,818,373)
  Cash                                                                      100
  Receivables:
     Dividends and Interest                                               3,900
     From Advisor                                                        17,670
                                                                    -----------
        Total Assets                                                  9,642,572
Liabilities
  Payables:
     Shareholder Distributions                                                -
     Accrued Expenses                                                    24,872
                                                                    -----------
        Total Liabilities                                                24,872
Net Assets                                                          $ 9,617,700
                                                                    ===========
Net Assets Consist of:
  Capital Paid In                                                     3,840,436
  Accumulated Realized Gain (Loss) on Investments - Net                 (25,265)
  Unrealized Appreciation in Value
    of Investments Based on Identified Cost - Net                     5,802,529
                                                                    -----------
Net Assets, for 1,175,990 Shares Outstanding                        $ 9,617,700
                                                                    ===========

Net Asset Value and Redemption Price
  Per Share ($9,617,700/1,175,990 shares)                           $      8.18

    The accompanying notes are an integral part of the financial statements

================================================================================
MORGAN FUNSHARES
================================================================================
 Statement of Operations
     For the period ending December 31, 2000
================================================================================

Investment Income:
   Dividends                                                        $   120,889
   Interest                                                              11,468
                                                                    -----------
      Total Investment Income                                           132,357
Expenses
   Management Fees (Note 2)                                              89,797
   Accounting & Pricing Fees                                             44,420
   Legal fees                                                            25,574
   Printing & Other Miscellaneous Expenses                               14,022
   Audit Fees                                                            12,276
   Custodial Fee / Transfer Agent Fees                                    7,648
   Registration Fees                                                      4,000
   Trustees' Fees                                                         1,100
                                                                    -----------
      Total Expenses                                                    198,837

   Reimbursement from Advisor                                           (19,264)
                                                                    -----------
      Total Expenses after reimbursment                                 179,573
                                                                    -----------
Net Investment Loss                                                     (47,216)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                130,924
     Unrealized Gain (Loss) from Appreciation
       (Depreciation) on Investments                                    885,535
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on Investments                1,016,459
                                                                    -----------

Net Increase (Decrease) in Net Assets from Operations               $   969,243
                                                                    ===========



    The accompanying notes are an integral part of the financial statements

================================================================================
MORGAN FUNSHARES
================================================================================
Statement of Changes in Net Assets
================================================================================
                                                          01/01/00     01/01/99
                                                             to           to
                                                          12/31/00     12/31/99

From Operations:
     Net Investment Loss                              $   (47,216)  $   (46,311)
     Net Realized Gain (Loss) on Investments              130,924             0
     Net Unrealized Appreciation (Depreciation)           885,535      (376,988)
                                                      ------------  ------------
     Increase (Decrease) in Net Assets from Operations    969,243      (423,299)

From Distributions to Shareholders
     Net Investment Income                                      0             0
     Net Realized Gain from Security Transactions               0             0
                                                      ------------  ------------
     Total from Distributions                                   0             0

From Capital Share Transactions:
     Proceeds From Sale of  Shares                              0             0
     Reinvestment of Dividends                                  0             0
     Cost of  Shares Redeemed                                   0             0
                                                      ------------  ------------
                                                                0             0

Net Increase/(Decrease) in Net Assets                     969,243      (423,299)
                                                      ------------  ------------

Net Assets at Beginning of Period                       8,648,457     9,071,756
Net Assets at End of Period                           $ 9,617,700   $ 8,648,457
                                                      ============  ============


    The accompanying notes are an integral part of the financial statements

================================================================================
MORGAN FUNSHARES
================================================================================
Financial Highlights
Selected data for a share of common stock
  outstanding throughout the period:
================================================================================
                                                      01/01/00         01/01/99         01/01/98         01/01/97        01/01/96
                                                         to               to               to               to              to
                                                      12/31/00         12/31/99         12/31/98         12/31/97        12/31/96
Net Asset Value -
     Beginning of Period                                $7.35            $7.71            $6.49            $5.37           $4.67
Net Investment Income (Loss)                            (0.04)           (0.04)           (0.03)            0.04           (0.04)
Net Gains or (Losses) on Securities
     (realized and unrealized)                           0.87            (0.32)            1.25             1.12            0.74
                                                      --------         --------         --------         --------        --------
Total from Investment Operations                         0.83            (0.36)            1.22             1.16            0.70
Distributions
     (from net investment income)                        0.00             0.00             0.00            (0.04)           0.00
Distributions (from capital gains)                       0.00             0.00             0.00             0.00            0.00
Return of Capital                                        0.00             0.00             0.00             0.00            0.00
                                                      --------         --------         --------         --------        --------
     Total Distributions                                 0.00             0.00             0.00            (0.04)           0.00
Net Asset Value -
     End of Period                                      $8.18            $7.35            $7.71            $6.49           $5.37

Total Return                                            11.29%           (4.67)%          18.80%           21.61%          15.01%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                  9,618            8,648            9,072            7,634           6,310
   Ratio of Expenses to Average Net Assets               2.22%            1.98%            2.43%            1.99%           2.80%
   Ratio of Expenses to Average Net Assets               2.00%            1.98%            2.00%            1.31%           2.80%
   Ratio of Net Income to Average Net Assets            (0.74)%          (0.51)%          (0.86)%          (0.11)%         (0.71)%
   Ratio of Net Income to Average Net Assets            (0.53)%          (0.51)%          (0.43)%           0.58%          (0.71)%
Portfolio Turnover Rate                                  9.05%            0.00%            0.00%            0.00%           0.00%

    The accompanying notes are an integral part of the financial statements

================================================================================
MORGAN FUNSHARES
================================================================================
                                                   Notes to Financial Statements
                                                               December 31, 2000
--------------------------------------------------------------------------------


1.   Significant Accounting Policies
     Morgan FunShares, Inc., (The Fund), a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:
     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisory Agreement
     The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees which cause the total expenses to exceed 2% of average net assets. The Advisor was paid $70,533 during the year ending December 31, 2000 net of reimbursements.

3.   Related Party Transactions
     Certain officers and/or directors of the Fund are officers and/or directors of Maxus Investment Group. Maxus Investment Group owns 49% of Mutual Shareholder Services, which provides accounting services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $5,491 for the year ending December 31, 2000.

4.   Capital Stock and Distribution
     At December 31, 2000, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,840,436. Transactions in common stock were as follows:


     Shares sold                                            0
     Shares retired                                         0
                                                    ---------
     Net Increase                                           0
     Shares Outstanding:
          Beginning of Period                       1,175,990
                                                    ---------
          End of Period                             1,175,990
                                                    =========

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities
     During the year ending December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $798,849 and $966,376 respectively. Purchases and sales of U.S. Government obligations aggregated $96,367 and $96,950 respectively.

6.   Ownership-Control
     Approximately 46% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

7.   Security Transactions
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as identified cost.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


    Appreciation       (Depreciation)       Net Appreciation (Depreciation)
     5,957,690           (155,161)                     5,802,529

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Directors
Morgan FunShares, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan FunShares, Inc., including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan FunShares, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 17, 2001

--------------------------------------------------------------------------------

                             Morgan FunShares, Inc.
                       1301 East Ninth Street, Suite 3600
                               Cleveland, OH 44114
                                  (216)687-1000
                            ------------------------

                               Investment Adviser
                                Burton D. Morgan
                           10 West Streetsboro Street
                               Hudson, Ohio 44236


                                Board of Directors
                                   Keith Brown
                               William K. Cordier
                                J. Martin Erbaugh
                                James M. Hojnacki
                                Burton D. Morgan
                                  Robert Pincus


                                    Officers
                           Burton D. Morgan, Chairman
                           Robert F. Pincus, President
                        James C. Onorato, Vice President
                        Catherine Kantorowski, Secretary


                                    Custodian
                                  Firstar Bank, N.A.
                                425 Walnut Street
                                  P.O. Box 1118
                           Cincinnati, Ohio 45201-1118


                                 Transfer Agent
                                  Firstar Bank, N.A.
                                425 Walnut Street
                                  P.O. Box 1118
                           Cincinnati, Ohio 45201-1118


                                  Legal Counsel
                        Buckingham, Doolittle & Burroughs
                        One Cleveland Center, Suite 1700
                             1375 East Ninth Street
                           Cleveland, Ohio 44114-1724


                                    Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145